                                                                    Exhibit 2(f)

                            ASSET PURCHASE AGREEMENT

                                AMENDMENT NO. 5

     THIS AMENDMENT NO. 5 (this "Amendment") to the ASSET PURCHASE AGREEMENT, dated as of January 18, 2002 (the "Asset Purchase Agreement"), by and among Spinnaker Industries, Inc., Spinnaker Coating, Inc. Spinnaker Coating-Maine, Inc. (collectively, the "Sellers") and SP Acquisition, LLC (the "Buyer") is made as of March 18, 2002, by and among the Sellers and the Buyer. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

     WHEREAS, Sellers and Buyer wish to modify the Asset Purchase Agreement as set forth below;

     NOW, THEREFORE, the Asset Purchase Agreement is hereby amended as follows:

     1. Section 5(b). Section 5(b) is hereby deleted and amended and to read in its entirety as follows:

     (b) Closing. If the Sale Order has been entered and has become final, then, subject to the satisfaction or waiver by the parties of the conditions to their respective obligations to effect the Closing set forth in Sections 10 and 11, the Closing shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison at 10:00 a.m. (New York time) on March 28, 2002.

     2. Section 12(a)(i). Section 12(a)(i) is hereby deleted and amended and to read in its entirety as follows:

     (i) By Buyer or Sellers, if the Closing shall not have occurred for any reason on or before April 5, 2002.

     3. Ratification of the Asset Purchase Agreement. Except as otherwise expressly provided herein, all of the terms and conditions of the Asset Purchase Agreement are ratified and shall remain unchanged and continue in full force and effect.

                  [Reminder of page intentionally left blank.]

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\     IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

                                        SELLERS:

                                        SPINNAKER INDUSTRIES, INC.


                                        By:  /s/ LOUIS A. GUZZETTI, JR.
                                             ----------------------------
                                             Name: LOUIS A. GUZZETTI, JR.
                                             Title:

                                        SPINNAKER COATING, INC.

                                        By:  /s/ LOUIS A. GUZZETTI, JR.
                                             ----------------------------
                                             Name: LOUIS A. GUZZETTI, JR.
                                             Title:

                                        SPINNAKER COATING-MAINE, INC.

                                        By:  /s/ LOUIS A. GUZZETTI, JR.
                                             ----------------------------
                                             Name: LOUIS A. GUZZETTI, JR.
                                             Title:


                                        BUYER:

                                        SP ACQUISITION, LLC

                                        By:
                                             --------------------------
                                             Name:
                                             Title:

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.


                                        SELLERS:

                                        SPINNAKER INDUSTRIES, INC.

                                        By:
                                            ----------------------------
                                            Name:
                                            Title:

                                        SPINNAKER COATING, INC.

                                        By:
                                            ----------------------------
                                            Name:
                                            Title:


                                        SPINNAKER COATING-MAINE, INC.

                                        By:
                                            ----------------------------
                                            Name:
                                            Title:



                                        BUYER:

                                        SP ACQUISITION, LLC

                                        By: /s/
                                            ----------------------------
                                            Name:
                                            Title: